UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

AvidXchange Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40898	86-3391192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210 AvidXchange Lane

Charlotte, NC 28206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 560-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	AVDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AvidXchange Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on June 9, 2022. Holders of the Company’s common stock as of the close of business on April 14, 2022, the record date, were entitled to vote at the Annual Meeting. As of the record date, there were 197,641,423 shares of the Company’s common stock outstanding. Each share of common stock was entitled to one vote on each proposal. A quorum, representing holders of 155,971,749 shares of the Company’s common stock, or 78.91% of the outstanding shares of the Company’s common stock as of the record date, was present in person or represented by proxy at the Annual Meeting.

Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders:

1. Proposal No. 1: The election of James “Jim” Hausman, Lance Drummond and Wendy Murdock as Class I directors to serve in such roles until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

The proposals are described further in the Company’s “Proxy Statement for 2022 Annual Meeting of Stockholders” filed on April 28, 2022, with the United States Securities and Exchange Commission.

The Company’s inspector of elections certified the following vote tabulations.

Proposal No. 1: Election of Class I Directors.

The proposal was approved based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
James “Jim” Hausman	122,474,768	15,314,012	18,182,969
Lance Drummond	137,732,055	56,725	18,182,969
Wendy Murdock	127,820,118	9,968,662	18,182,969

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm.

The proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
155,593,731	5,766	372,252	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDXCHANGE HOLDINGS, INC.
Date: June 10, 2022

	By:	/s/ Ryan Stahl
Ryan Stahl
General Counsel, Senior Vice President, and Secretary